AMENDMENT NO. 1
                          Dated as of June 7, 1996
                                    to
                             CREDIT AGREEMENT
                         Dated as of April 4, 1995


     This Amendment No. 1 (this "Amendment"), dated as of June 7, 1996, is among Waban Inc. (the "Borrower"), the Lenders party to the Credit Agreement (defined below) and The First National Bank of Chicago, as Agent.


                              W I T N E S S E T H:

     Whereas, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 4, 1995 (as heretofore amended, the "Credit Agreement") and the other Loan Documents referred to therein; and

     Whereas, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in order to amend certain provisions thereof;

     Now, Therefore, in consideration of the premises and the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
herein shall have the meanings attributed to them in the Credit Agreement.

     2.   Amendment.  The definition of "Termination Date" contained in Article
          ---------
I of the Credit Agreement is hereby amended by deleting the date "March 30, 1998" contained therein and inserting in lieu thereof the date "March 30, 1999".

     3.   Representations and Warranties.  In order to induce the Agent and the
          ------------------------------
Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders as of the date of this Amendment that:

          (a) There exists no Default or Unmatured Default and the execution of this Amendment shall not create a Default or Unmatured Default.

          (b) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date of this Amendment.

     4.   Legal Expenses.  The Borrower agrees to reimburse the Agent for
          --------------
reasonable legal fees and expenses incurred by attorneys for the Agent (who may be employees of the Agent) in connection with the preparation, negotiation and consummation of this Amendment and the transactions contemplated herein.

     5.   Ratification of Credit Agreement.  Except as specifically provided
          --------------------------------
herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement as amended hereby is agreed to, ratified and confirmed by the Borrower, the Agent and the Lenders in all respects.

     6.    Miscellaneous.
           -------------
           (a) This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

           (b) This Amendment shall be effective as of the date first above written; provided, that, the Agent has received executed counterparts of
              --------  ----
     this Amendment from the Borrower, the Agent and the Lenders.

     In Witness Whereof, the Borrower, the Agent and the Lenders have executed this Amendment as of the date first above written.

                                 WABAN INC.


                                 By:      /s/ E. J. Weisberger
                                    -----------------------------------
                                          Senior Vice President
                                 Title:   Chief Financial Officer
                                       --------------------------------

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 individually and as Agent


                                 By:      /s/ Christina Zautcke
                                    -----------------------------------
                                 Title:   Vice President
                                       --------------------------------

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                 Individually and as Co-Agent


                                 By:      /s/ Melanie D. Mace
                                    -----------------------------------
                                 Title:   Vice President
                                       --------------------------------


                                 FLEET NATIONAL BANK (as successor by
                                 merger to Shawmut Bank, N.A. and
                                 Fleet Bank of Massachusetts,
                                 N.A.), Individually and as Co-Agent


                                 By:      /s/ Gerald G. Sheehan
                                    -----------------------------------

                                 Title:   Assistant Vice President
                                       --------------------------------

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION,
                                 Individually and as Co-Agent


                                 By:      /s/ Peter G. Olson
                                    -----------------------------------

                                 Title:   Senior Vice President
                                       --------------------------------


                                 FIRST UNION NATIONAL BANK OF NORTH
                                 CAROLINA


                                 By:      /s/ Mark M. Harden
                                    -----------------------------------

                                 Title:   Vice President
                                       --------------------------------


                                 LTCB TRUST COMPANY


                                 By:     /s/ Theodore R. Koerner II
                                    -----------------------------------

                                 Title: Senior Vice President
                                       --------------------------------


                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:      /s/ Kwan L. Grays
                                    -----------------------------------

                                 Title:   Assistant Vice President
                                       --------------------------------